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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):
                      December 22, 2004
                      --------------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
------------------------------------------------------------
(State      or      Other    (Commission     (IRS Employer
Jurisdiction                File Number)    Identification
    of Incorporation)                            No.)


 48 South Service Road   Melville, NY             11747
------------------------------------------------------------
 (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (631) 465-3600

                         Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on December 22, 2004 reporting its results of operations for its fiscal year 2005 third quarter ended November 28, 2004. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release dated December 22, 2004




                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  December 22, 2004      By:/s/ Murray O. Stamer
                              Name:  Murray O. Stamer
                              Title: Senior Vice President and
                                    Chief Financial Officer




                        EXHIBIT INDEX

Number
Exhibit     Description                               Page

   99.1     News Release dated December 22, 2004       5